EXHIBIT 99.2


                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY


                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS








Report of Independent Registered Public Accounting Firm                    1

Consolidated Balance Sheets                                                2

Consolidated Statements of  Operations                                     3

Consolidated Statements of Cash Flows                                      4

Consolidated Statements of  Stockholders' Deficit                          5

Notes to Consolidated Financial Statements                                 6

             Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholders
Wealthcraft Systems Limited and Subsidiary


We have audited the accompanying consolidated balance sheets of Wealthcraft Systems Limited and Subsidiary (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with US generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has sustained net losses since its inception, and the Company's operations do not generate sufficient cash to cover its operating costs. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/S/ KABANI & COMPANY

Los Angeles, California
August 25, 2006


                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2005 AND 2004

                                            ASSETS
                                                                                   2005              2004
                                                                             ---------------  ---------------
Current Assets
            Cash and cash equivalents                                        $         6,252  $         2,222
            Accounts receivable                                                      108,256                -
            Deposit and other assets                                                 191,496           39,700
                                                                             ---------------  ---------------
                    Total Current Assets                                             306,005           41,922
                                                                             ---------------  ---------------

PROPERTY & EQUIPMENT, NET                                                             50,592           17,697
                                                                             ---------------  ---------------
                                                                             $       356,597  $        59,619
                                                                             ===============  ===============

                             LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
            Accounts payable and accrued expenses                            $        90,077  $        13,196
            Deferred income                                                          153,013                -
            Convertible notes payable                                                220,771                -
            Current portion, note payable                                              9,946                -
                                                                             ---------------  ---------------
                    Total Current Liabilities                                        473,806           13,196
                                                                             ---------------  ---------------

LONG TERM LIABILITIES
            Shareholder loan payable                                                 365,199          228,908
            Note payable, net of current portion                                       9,404                -
                                                                             ---------------  ---------------
                    Total Long Term  Liabilities                                     374,603          228,908
                                                                             ---------------  ---------------

COMMITMENTS & CONTINGENCIES                                                                -                -

STOCKHOLDERS' DEFICIT
            10,000 shares, par value $1.93 per share
            authorized, issued & outstanding                                          19,290           19,290
            Other comprehensive loss                                                  (1,523)            (236)
            Accumulated deficit                                                     (509,579)        (201,539)
                                                                             ---------------  ---------------
                    Total Stockholders' Deficit                                     (491,812)        (182,485)
                                                                             ---------------  ---------------
                                                                             $       356,597  $        59,619
                                                                             ===============  ===============



The accompanying notes are an integral part of these consolidated financial statements.


                      WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                            2005                    2004
                                                                 ----------------------    -------------------
Revenue
   Service fees                                                  $              199,245    $                 -
   License fees                                                                 143,091                      -
                                                                 ----------------------    -------------------
           TOTAL NET REVENUE                                                    342,336                      -

Cost of revenue                                                                 224,237                      -
                                                                 ----------------------    -------------------
           GROSS PROFIT                                                         118,099                      -

General and administrative expenses                                             426,577                178,058

                                                                 ----------------------    -------------------
           LOSS FROM OPERATIONS                                                (308,478)              (178,058)
                                                                 ----------------------    -------------------
Other (Income) Expense
           Interest income                                                          (74)                    (4)
           Other income                                                            (365)                     -
                                                                 ----------------------    -------------------
           Total Other (Income) Expense                                            (439)                    (4)
                                                                 ----------------------    -------------------

           NET LOSS                                                            (308,039)              (178,054)
Other comprehensive loss
                Foreign currency translation loss                                (1,287)                  (236)
                                                                 ----------------------    -------------------

           NET COMPREHENSIVE LOSS                                $             (309,326)   $          (178,290)
                                                                 ======================    ===================

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING                            10,000                 10,000
                                                                 ======================    ===================

BASIC AND DILUTED LOSS PER SHARE                                 $               (30.80)   $            (17.81)
                                                                 ======================    ===================



The accompanying notes are an integral part of these consolidated financial statements.


                      WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                    FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                             OTHER                                 TOTAL
                                               CAPITAL STOCK             COMPREHENSIVE      ACCUMULATED       STOCKHOLDERS'
                                            SHARES        AMOUNT             LOSS             DEFICIT           DEFICIT
                                          --------- ----------------    --------------    --------------  -------------------

 BALANCE DECEMBER 31, 2003                     -      $           -     $         -       $    (23,485)   $          (23,485)

Issuance of stock                         10,000             19,290                                  -                19,290

Foreign currency translation loss                                              (236)                                    (236)

Net loss                                       -                   -              -           (178,054)             (178,054)
                                          --------- ----------------    --------------    --------------  -------------------
 BALANCE DECEMBER 31, 2004                10,000              19,290           (236)          (201,539)             (182,485)

Foreign currency translation loss              -                   -         (1,287)                 -                (1,287)

Net loss                                       -                   -              -           (308,039)             (308,039)
                                          --------- ----------------    --------------    --------------  -------------------
 BALANCE DECEMBER 31, 2005                10,000      $       19,290    $    (1,523)      $   (509,579)   $         (491,812)
                                          ========= ================    ==============    ==============  ===================



The accompanying notes are an integral part of these consolidated financial statements.


                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                      2005                   2004
                                                              -------------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
          Net Loss                                            $         (308,039)     $       (178,054)
          Adjustments to reconcile net loss to net cash
              used in operating activities:
          Depreciation                                                    16,121                 7,576
          (Increase) / decrease in current assets:
              Accounts receivables                                       (68,216)              (37,100)
              Deposit and other assets                                  (190,889)                    -
             Increase / (decrease) in current liabilities:
             Accounts payable and accrued expenses                        76,595                 1,554
             Deferred revenue                                            152,526                     -
                                                              -------------------     -----------------
          Total Adjustments                                              (13,862)              (27,970)
                                                              -------------------     -----------------

          NET CASH USED IN OPERATING ACTIVITIES                         (321,901)             (206,024)
                                                              -------------------     -----------------

CASH FLOWS FROM INVESTING ACTIVITIES
          Purchase of property & equipment                               (48,544)              (15,033)
                                                              -------------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
          Loan from shareholders                                         135,148               151,512
          Proceeds from issuance of note payable                          19,290                     -
          Proceeds from issuance of convertible loan                     220,069                     -
                                                              -------------------     -----------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                      374,507               151,512
                                                              -------------------     -----------------

          Effect of exchange rate changes on cash and cash
            equivalents                                                     (32)                  196
                                                              -------------------     -----------------

          NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS             4,030               (69,349)

          CASH AND CASH EQUIVALENTS, BEGINNING BALANCE                     2,222                71,572
                                                              -------------------     -----------------

          CASH AND CASH EQUIVALENTS, ENDING BALANCE           $            6,252      $          2,222
                                                              ===================     =================

SUPPLEMENTAL DISCLOSURES:

          Cash paid during the year for:

               Income tax payments                            $                -      $              -
                                                              ===================     =================

               Interest payments                              $                -      $              -
                                                              ===================     =================


The accompanying notes are an integral part of these consolidated financial statements.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 1 - ORGANIZATION

         WealthCraft Systems Limited ("WealthCraft HK") was incorporated under the laws in Hong Kong on August 1, 2003. On September 19, 2005 we established WealthCraft Systems (Shenzhen) Limited ("WealthCraft Shenzhen"), a private limited company organized under the laws of the People's Republic of China.

         WealthCraft, together with its subsidiary, WealthCraft Systems (Shenzhen) Limited, is an information technology company that designs, develops, markets and supports a flexible, scalable and secure technology platform for wealth management services for financial institutions, including investment advisory firms, securities brokerage firms, retail and private banks, mutual fund companies and insurance companies. Our focus is on the Asia market, primarily Hong Kong, Taiwan, Singapore and Mainland China, a market that currently lacks a comprehensive technology solution for servicing the growing wealth management industry. Because of a number of factors, including language and currency issues, existing products available in other parts of the world are not readily adaptable to the Asia market.


         WealthCraft offers financial institutions a complete, customized solution for their wealth management business. Our principal business solution, Advisor Workbench, which is implemented through its proprietary technology, gives financial professionals the tools and services required to develop and expand their wealth management business, including customer relationship management, financial planning, investment research, portfolio management and trade execution. This enables financial institutions to enhance customer loyalty, enhance financial advisor productivity, strengthen customer relationships and increase assets under management. We also offer an integrated back-office system providing order execution, order management and portfolio and commission management. The final product offering allows institutions to access the industry standard SWIFTnet funds transfer system thereby allowing automated mutual fund transactions which is generally manually performed in Asia.

         When used in these notes, the terms "Company," "we," "our," or "us" mean WealthCraft Systems Limited and our subsidiary WealthCraft Systems (Shenzhen) Limited.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION

         The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Functional currency of WealthCraft HK and
         WealthCraft Shenzhen is the Hong Kong Dollar and Chinese Yuan, respectively; however the accompanying consolidated financial statements have been translated and presented in United States Dollars ($).

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         TRANSLATION ADJUSTMENT
         As of December 31, 2005 and 2004, the accounts of WealthCraft HK and WealthCraft Shenzhen were maintained, and its financial statements were expressed, in Hong Kong Dollar (HKD) and Chinese Yuan (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the HKD and CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity (deficit) is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity (deficit).

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         PRINCIPLES OF CONSOLIDATION
         The consolidated financial statements include the accounts of WealthCraft HK and its wholly owned subsidiary WealthCraft Shenzhen. All material intercompany accounts, transactions and profits have been eliminated in consolidation.

         CONTINGENCIES
         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Our management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RISKS AND UNCERTAINTIES
         The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

         CASH AND CASH EQUIVALENTS

         Cash  and  cash  equivalents  include  cash  in hand  and  cash in time
         deposits,   certificates   of  deposit  and  all  highly   liquid  debt
         instruments with original maturities of three months or less.

         ACCOUNTS RECEIVABLE

         We maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. As of December 31, 2005 and 2004, the management determined that there were no need of reserves for doubtful accounts.

         DEPOSITS AND OTHER ASSETS

         The Company has the following deposits as of December 31:

                                                2005             2004
                                                ----             ----
         Prepayments                        $    1,090       $        -
         Contract deposit                      181,080           30,081
         Security deposit                            -            6,964
         Rental deposit                          7,692            1,021
         Utilities deposit                       1,634            1,634
                                            ----------       ----------
                                            $  191,496       $   39,700
                                            ==========       ==========

         The Company entered into a `Master Distribution Agreement' with Standard & Poor's Fund Services Asia Ltd (S&P). Whereas S&P has developed or is licensed to distribute a number of products and services comprised of, among other things, data, information, and software, and desire to make such products and services available to the Company for Licensee's use. According to the terms of the agreement the Company will pay, in year 1 of the 3 year initial term, a monthly minimum guarantee of $15,000. In year 2 and 3 of the initial term the redemption program will apply. The redemption will be calculated on a monthly basis which can be redeemed in year 2 and year 3 to offset the minimum monthly guranatee. As of December 31, 2005 and 2004 the Company paid $181,080 and $30,081 respectively. The Company has not redeemed any minimum guarantee as of December 31, 2005 as the redemption is based on end user's usage of B2C and B2B models.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         PROPERTY, PLANT & EQUIPMENT

         Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:


               Equipment                             3 -5 years
               Computer Hardware and Software        3 -5 years

         As of December 31, 2005 and 2004 Property, Plant and Equipment consisted of the following:

                                                   2005            2004

         Office Furniture and Equipment         $   1,658       $       -
         Computer Hardware and Software            72,402          25,273
                                                ---------       ---------
                                                   74,060          25,273

         Accumulated Depreciation                 (23,468)         (7,576)
                                                ---------       ---------
         Total                                  $  50,592       $  17,697
                                                =========       =========


         Depreciation expense for the years ended December 31, 2005 and 2004 was $16,121 and $7,576, respectively.

         STOCKHOLDERS EQUITY

         The Company upon its formation issued 10,000 shares of capital stock for $19,290.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

         REVENUE RECOGNITION

         Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable. We enter into certain arrangements where we are obligated to deliver multiple products and/or services (multiple elements). In these arrangements, we generally allocate the total revenue among the elements based on the sales price of each element when sold separately (vendor-specific objective evidence).

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         We account for the licensing of software in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position
         (SOP) 97-2, Software Revenue Recognition. The application of SOP 97-2 requires judgment, including whether a software arrangement includes multiple elements, and if so, whether vendor-specific objective evidence (VSOE) of fair value exists for those elements. Customers receive certain elements of our products over a period of time. These elements include free post-delivery telephone support and the right to receive unspecified upgrades/enhancements on a when-and-if-available basis, the fair value of which is recognized over the product's estimated life cycle. Changes to the elements in a software arrangement, the ability to identify VSOE for those elements, the fair value of the respective elements, and changes to a product's estimated life cycle could materially impact the amount of earned and deferred revenue. Judgment is also required to assess whether future releases of certain software represent new products or upgrades and enhancements to existing products.

         Revenue from licensing arrangements are accounted for as subscriptions, with billings recorded as deferred revenue and recognized as revenue ratably over the billing coverage period. Certain licensing arrangements include rights to receive future versions of software product on a when-and-if-available basis.

         BASIC AND DILUTED EARNINGS PER SHARE

         Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to e exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti- dilutive.
         ADVERTISING

         Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. We expense all advertising costs as incurred.

         INCOME TAXES


         The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         STATEMENT OF CASH FLOWS


         In accordance with SFAS No. 95, "Statement of Cash Flows," cash flow from our operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.


         CONCENTRATION OF CREDIT RISK


         Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from our normal business activities. We place our cash in what we believe to be credit-worthy financial institutions. We have a diversified customer base, most of which are primarily in Hong Kong, Taiwan, Singapore and Mainland China. We control credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.


         SEGMENT REPORTING

         Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

         Following is a summary of segment information by geographic unit for the year ended December 31, 2005:

                                      HK              PRC             TOTAL

         Net Revenue               $342,336         $      -         $342,336
         Net income (loss)         (212,109)         (95,930)        (308,039)
         Total Assets               346,766            9,831          356,597
         Capital Expenditure         45,100            3,444           48,544
         Depreciation and
          amortization             $ 16,026              $95          $16,121



         As of December 31, 2004 the Company had only one reportable segment.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RECENT ACCOUNTING PRONOUNCEMENTS

         In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

         In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

         In March 2006 FASB issued SFAS 156 `Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and
         Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This
         Statement:

     1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

     2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

     3. Permits an entity to choose `Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities:

     4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

     5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

         In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

         In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

     a.  A brief description of the provisions of this Statement

     b.  The date that adoption is required

     c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

         The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.

         In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

         Going Concern

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has sustained net losses of $509,579 since its inception, and the Company's operations do not generate sufficient cash to cover its operating costs. These conditions raise substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company has taken certain restructuring steps to provide the necessary capital to continue its operations. These steps included: 1) acquire profitable operations through issuance of equity instruments,
         2) to continue actively seeking additional funding and restructure the acquired subsidiaries to increase profits and minimize the liabilities.


NOTE 3 - INCOME TAXES


         The Company is governed by the Income Tax Laws of Hong Kong (HK) and Peoples Republic of China (PRC). Pursuant to the HK Income Tax Laws, WealthCraft HK is subject to a tax rate of 17.5%.


         Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") WealthCraft Shenzhen is at a statutory rate of 33%, which is comprised of 30% national income tax and 3% local income tax. We qualified as a new technology enterprise and under PRC Income Tax Laws; we are therefore subject to a preferential tax rate of 15%.


         Following is the reconciliation of income tax credit

         12/31/2005                   HK       PRC      INTERNATIONAL   TOTAL
                                  --------- ----------- ------------- ----------

         Current                  $ 31,196  $   14,324        -       $  45,520
         Deferred                   35,270           -        -       $  35,270
         Valuation allowance       (66,466) (14,324.00)       -        ($80,790)
                                  --------- ----------- ------------  ----------
           Total                  $      -  $        -  $     -       $       -
                                  ========= =========== ============  ==========

         12/31/2004                   HK       PRC      INTERNATIONAL   TOTAL
                                  --------- ----------- ------------- ----------

         Current                 $  31,160           -        -       $  31,160
         Deferred                    4,110           -        -       $   4,110
         Valuation allowance       (35,270)          -        -        ($35,270)
                                 ---------- ----------- ------------  ----------
           Total                 $       -  $        -  $     -       $       -
                                 ========== =========== ============  ==========

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 4- DEFERRED  INCOME

         Deferred revenue represents customer billings, paid either upfront or annually at the beginning of each billing coverage period, that are accounted for as subscriptions with revenue recognized ratably over the billing coverage period. For certain other licensing arrangements revenue attributable to undelivered elements, including free post-delivery telephone support and the right to receive unspecified upgrades/enhancements on a when-and-if-available basis, is based on the sales price of those elements when sold separately and is recognized ratably on a straight-line basis over the life cycle of the related product.

         As of December 31, 2005 and 2004, deferred revenue comprised of the following:

                                                    2005           2004

         Deferred revenue                       $  153,013      $       -
                                                ==========      =========


NOTE 5 - NOTE PAYABLE

         At December 31, 2005, the Company had Notes payable in the aggregate amount of $19,350, payable as follows:

                      DESCRIPTION
         ------------------------------------------------
         Secured note payable to a bank in                      $ 19,350
         Hong Kong, interest at the rate of 6% per annum,
         due on 12/24/07
                                                                ---------
         Total                                                    19,350

         Current portion                                        $  9,946
                                                                --------
         Long-term portion                                      $  9,404
                                                                ========


NOTE 6- RELATED PARTY LOAN TRANSACTIONS

         As of December 31, 2005 and 2004, the company had convertible notes payable amounting to $220,771 and $0, respectively. According to the terms, these promissory notes will be payable , at the sole decision of the lender, either a) receiving repayment of the loan in full, including interest, in cash on or before May 8, 2006, or b) converting the original loan, excluding interest, into shares of the Company at $0.50 per share on or before May 9, 2006. As per management's assertion, there is no beneficial conversation feature associated with these notes.

         Subsequently as of May 9, 2006 these notes have been converted into shares as per the above terms.

         As of  December  31,  2005 and 2004,  the  company  had a  non-interest
         bearing,   unsecured  loan  payable  to  shareholders  of  the  Company amounting to $365,199 and $228,908, respectively. These loans are payable after one year from the Balance Sheet date.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 7 - OTHER COMPREHENSIVE  LOSS

         Balances of related after-tax components comprising accumulated other comprehensive loss, included in stockholders' deficit at December 31, 2005 is as follows:

                                                ACCUMULATED OTHER
                                                COMPREHENSIVE LOSS
                                                ------------------

         Balance at December 31, 2004           $            (236)
         Foreign currency loss                             (1,287)
                                                ------------------
         Balance at December 31, 2005           $          (1,523)
                                                ==================


NOTE 8 - COMMITTMENTS

         The Company leases an office facility under an operating lease that terminates on March 6, 2007 and October 14, 2006. Rental expense for this lease consisted of $165,183 for the year ended December 31, 2005. The Company has future minimum lease obligations as follows:

                2006            $ 50,843
                2007               5,722
                                --------
                Total           $ 56,565
                                ========


NOTE 9 -  EQUITY TRANSACTIONS

         During the year ended December 31, 2004 the Company issued 10,000 shares to its founders at $1.93 par value per share.

         During the year ended December 31, 2005 the Company did not issue any shares.

NOTE 10 - CURRENT VULNERABILITY DUE TO RISK FACTORS

         Our operations are carried out in Hong Kong (HK) and the Peoples Republic of China (PRC). Accordingly, our business, financial condition and results of operations may be influenced by the political, economic and legal environments in the HK and PRC, by the general state of the HK and PRC's economy. Our business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NOTE 11 -  SUBSEQUENT EVENT

         On 8 May 2006, the Company's authorized capital is increased to 10,000,000 shares of $0.50 par value per share.

         On 9 May 2006, 9,961,241 new shares have been allotted to the new and existing shareholders.